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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              __________________
                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported February 26, 1999)
                                                ------------------

                       U.S. Digital Communications, Inc.
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              (Exact Name of Registrant as Specified in Charter)


Nevada                      0-21225                     52-2124492
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(State or Other             Commission File             (IRS Employer
Jurisdiction                Number)                     Identification
Incorporation                                           No.)

2 Wisconsin Circle, Chevy Chase, Maryland                   20815
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code (301) 961-1540
                                                    -------------


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5    Other Events
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          The Registrant, on Friday, February 26, 1999 released a press release announcing that the Company had filed certain corrected SEC filings and reported on liquidity concerns, a copy of which press release is attached as an Exhibit.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable
          (b)  Not applicable
          (c)  Exhibits.
               20.2 Press release announcing the completion of filing corrected SEC filings and reported on liquidity concerns.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              U.S. DIGITAL COMMUNICATIONS, INC.
                                        (Registrant)


Date:  February 26, 1999      By: /s/  Robert J. Wussler
                                  -----------------------------------
                                  Name:   Robert J. Wussler
                                 Title:    Chairman

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                                 EXHIBITS INDEX



EXHIBIT                                      DESCRIPTION                PAGE
NUMBER                                       -----------                ----
------
20.2      Press release announcing that the Company had filed certain     6
          corrected SEC filings and reporting on liquidity concerns.


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